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                                                                    EXHIBIT 10.1
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                            BUYING AGENCY AGREEMENT
                            -----------------------


     This agreement is entered into between LA Gear, Inc. located at 2850 Ocean

Park Blvd., Santa Monica, Ca.  90404 (a California Corporation) hereinafter referred to as the Principal, and BBC International, Ltd., located at 19 West

34th Street, New York New York 10001, hereinafter referred to as the Agent.


     WHEREAS, the Principal is engaged in the importation of footwear for sale in the United States, and


     WHEREAS, the Agent acts as a representative in various countries for interested parties in the United States, and


     WHEREAS, the parties hereto are desirous of entering into written agreement which incorporates all understandings with regard to the agency relationship between the parties,


     NOW THEREFORE, in consideration of the mutual promises and covenants between the parties herein, it is agreed as follows:



     (1)  The Agent will act as a non-exclusive Buying Agent for the Principal in connection with the purchase of merchandise in various countries (hereinafter called the Territory).


     2)   The Agent agrees to perform the following services on behalf of the

Principal:


          (a) The Agent will assist in the negotiation of the most favorable prices for the Principal. In this connection, the Agent shall visit manufacturers, obtain samples of merchandise, submit samples to the Principal, quoting prices at which the merchandise can be purchased.

          (b) The Agent shall familiarize itself with the Principal 's needs and survey the potential markets to obtain the best available merchandise. The Agent will advise Principal of new developments in the Territory which may be of interest to the Principal.
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          (c)  The Agent shall place orders with manufacturers on behalf of the
          Principal. The Agent shall act only upon the explicit instructions of the Principal, and in no case shall the Agent act without such explicit instructions from the Principal.

          (d) The Agent shall quote "FOB Port of Shipment" prices which shall not include or other suppliers pursuant to the explicit instructions the buying agent's commission. The Agent shall arrange for payment terms to the manufacturer of the Principal.

          (e) The Agent shall facilitate the acquisition of documentation necessary for the importation into the United States.

          (f) The Agent shall visit manufacturers where orders are placed in order to inspect the quality of the merchandise shipped for the account of the Principal. In the event that such merchandise does not conform to quality specifications, or any other requirement of the purchase order, the Agent shall immediately notify the Principal.

          (g) The Agent shall assist the Principal in the return of any merchandise deemed to be defective. In addition, the Agent shall assist in the recovery of any monies due the Principal from the manufacturer as a result of defective merchandise, shortages, etc. Such action will be taken only after consultation with the Principal.

          (h) The Agent shall never act as a seller in any transaction involving the Principal, and shall provide the manufacturer 's invoices as required by the Principal

          (i) The Agent shall provide inspection certificates for each shipment as required by the Principal.

          (j) In the event merchandise is refused by the Principal or not shipped, the Agent shall endeavor to prevent the supplier from disposing of such merchandise without the removal of any labels, brand names or marking identifying the Principal.

          (k) The Agent shall maintain records of products ordered, products in progress, finished product and product in transit for the account of the Principal, and from time to time, at the request of the Principal, shall provide the Principal with written reports thereof.
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     (3)  The Principal agrees to compensate the Agent with a       *

buying commission based on the total FOB value of the merchandise which is purchased pursuant to this agreement. In the event the Agent discovers products

prior to shipment that it determines to be        *         , it shall so

designate such products.


                                       *


                                                     In the event that the Agent

discovers products prior to shipment that it determines to be     *     it shall

so designate such products.



     *


     (4)  The Principal shall make direct payment by letter of credit or open account to the sellers of the merchandise purchased under this agreement in accordance with the terms of the purchase orders of the Principal. In the event that the Principal elects to pay the Agent for the cost of merchandise, then such sum shall be paid in full to the seller of the merchandise by the Agent for the cost for the account of the Principal.



     (5)  The Agent shall provide the Principal with a separate invoice for payment for buying commissions.



     (6)  The Agent shall accept no remuneration for its services on any merchandise purchased by the Principal pursuant to this agreement other than the commission paid hereunder by the Principal and will not share such commissions in any manner with the manufacturer or others. No part of the Agent s compensation shall be paid, directly or indirectly, to the manufacturer/seller of inure to the benefit of the manufacturer/seller in any way.


_____________________
* Material omitted and filed separately with the SEC pursuant to request for confidential treatment.
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     (7)  The Agent, in executing this agreement, certifies that it has no ownership or financial interest in, nor any control of, the factories making the commodities purchased with the assistance of the Agent; that it does not, for its own account, sell raw materials to the factories making such merchandise;

and that the factories have no ownership or financial interest in, or any control, over the Agent. In the event that any such interest is consummated,

then the Agent will immediately inform the Principal.



     (8)  The Agent shall only procure products on behalf of the Principal from manufacturers which have entered into the Principal's standard written Footwear

Manufacturing Agreement. The Agent shall assist the Principal in the collection of any and all monies or credits due the Principal, and the enforcement of any and all of the Principal 's rights, under any and all Footwear Manufacturing

Agreements entered into by the principal with the manufacturers of products sourced by the Agent; provided, however. that the Principal shall not contact
                      -------------------

such manufacturers directly with respect to product sourced by the Agent hereunder, but shall only make such contact in conjunction with (or with the prior approval of) the Agent, except that the Principal shall be entitled to
                              ------------

communicate directly with, and to proceed directly against, any such manufacturer with whom it has a dispute in the event that the Agent has not been able to fully resolve such dispute to the complete satisfaction of the Principal within ninety (90) days of being notified of the existence of such dispute by the Principal.



     (9)  The Agent shall pay all costs of conducting his agency and all taxes including assessments, which may be made against the salary or wages of those directly or indirectly employed by the Agent.



     (10) The Agent shall not assign his rights nor designate the performance of his duties under this Agreement without the prior written consent of the

Principal.
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     (11) This Agreement expresses fully the understanding of the parties and incorporates all previous understandings. No future changes in this Agreement shall be valid except when and if reduced to writing and signed by both

Principal and Agent.



     (12) The Agreement will remain in effect until cancellation by either party upon giving written notification at least ninety (90) days prior to the date of such cancellation. Should such notice be given, all existing orders will be executed and all outstanding commissions shall be paid.



     (13) Any notices required to be given under this Agreement shall be deemed given sufficiently if a notice in writing is mailed by registered mail.



     (14) The Agreement shall be construed and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of New

York USA.




Date this 6th day of March, 1996.
         ----       ------  ----


LA GEAR, INC.                                    BBC INTERNATIONAL, LTD.


Signature                                        Signature



/s/ W.L. BENFORD                                 /s/ BOB B. CAMPBELL
- ----------------                                 --------------------------

William Benford                                  Robert B. Campbell

President                                        Chairman Of The Board